Exhibit 99.2
Fourth Quarter 2010 & 2011 Forecast Earnings Conference Call February 3, 2011

Safe Harbor Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and additional deterioration in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, decreases in market demand in the commercial rental market and the sale of used vehicles, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers’ business operations, driver shortages and increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi-employers plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations and adverse impacts of recently enacted regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2010 Results Overview Asset Management Update 2011 Forecast Q & A

4th Quarter Results Overview Earnings per diluted share from continuing operations were $0.80 in 4Q10 vs. $0.43 in 4Q09 4Q10 included a $0.15 net benefit related to income taxes, partially offset by restructuring and other items 4Q09 included a $0.02 net benefit related to income tax changes, partially offset by restructuring and other items Comparable earnings per share from continuing operations were $0.65 vs. $0.41 in 4Q09 Total revenue increased 5% vs. prior year reflecting higher operating and fuel services revenue Operating revenue increased 4% vs. prior year due to higher commercial rental and Supply Chain Solutions revenue, partially offset by lower full service lease revenue

4th Quarter Results Overview — FMS Fleet Management Solutions (FMS) total revenue up 5% (and operating revenue up 4%) vs. prior year Contractual revenue down 2% Full service lease revenue down 2% Contract maintenance revenue decreased 5% Commercial rental revenue up 31% Fuel revenue up 10% due primarily to increase in fuel cost pass-throughs FMS net before tax earnings (NBT) up 55% FMS NBT percent of operating revenue up 220 basis points to 6.8% FMS earnings positively impacted by better commercial rental performance, improved used vehicle sales results and lower retirement plans expense These benefits were partially offset by lower full service lease performance (due to higher maintenance costs on an older fleet and fewer units in the fleet), higher compensation expense and investments in sales and technology initiatives

4th Quarter Results Overview SCS / DCC Supply Chain Solutions (SCS) total revenue up 8% (and operating revenue up 4%) vs. prior year due to increased volumes and new business in high-tech and automotive SCS net before tax earnings (NBT) up 5% SCS NBT percent of operating revenue up 10 basis points to 4.8% SCS earnings increased due to improved operating performance particularly in high-tech, partially offset by higher compensation and pension costs Dedicated Contract Carriage (DCC) total revenue up 2% (and operating revenue up 5%) due to higher fuel cost pass-throughs and new business DCC net before tax earnings (NBT) down 6% DCC NBT percent of operating revenue down 60 basis points to 5.5% DCC earnings negatively impacted by increased driver costs

Key Financial Statistics ($ Millions, Except Per Share Amounts) Fourth Quarter 2010 2009% B/(W) Operating Revenue (1) $1,061.9 $1,019.8 4% Fuel Services and Subcontracted Transportation Revenue 251.5 227.2 11% Total Revenue $1,313.4 $1,247.0 5% Earnings Per Share From Continuing Operations $0.80 $0.43 86% Comparable Earnings Per Share From Continuing Operations(1) $0.65 $0.41 59% Earnings Per Share (2) $0.72 $0.15 380% Memo: Average Shares (Millions ) — Diluted 51.0 54.2 Tax Rate From Continuing Operations 16.4% 25.6% Comparable Tax Rate From Continuing Operations(1) 35.9% 35.5% Note: Amounts throughout presentation may not be additive due to rounding. (1) Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures. (2) Includes discontinued operations and restructuring charges.

Key Financial Statistics ($ Millions, Except Per Share Amounts) Full Year 2010 2009% B/(W) Operating Revenue (1) $4,158.2 $4,062.5 2% Fuel Services and Subcontracted Transportation Revenue 978.1 824.8 19% Total Revenue $5,136.4 $4,887.3 5% Earnings Per Share From Continuing Operations $2.37 $1.62 46% Comparable Earnings Per Share From Continuing Operations (1) $2.22 $1.70 31% Earnings Per Share (2) $2.25 $1.11 103% Memo: Average Shares (Millions ) — Diluted 51.9 55.1 Tax Rate From Continuing Operations 33.1% 37.3% Comparable Tax Rate From Continuing Operations(1) 38.3% 39.7% Adjusted Return on Capital (Trailing 12 Month ) (1) 4.8% 4.1% Note: Amounts throughout presentation may not be additive due to rounding. (1) Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures. (2) Includes discontinued operations and restructuring charges.

Business Segments

($ Millions)

Fourth Quarter

	2010	2009	% B/(W)	Memo: Total Revenue 2010	Memo: Total Revenue 2009	Memo: Total Revenue % B/(W)
Operating Revenue: [1]						
Fleet Management Solutions	$ 726.3	$ 699.5	4%	$ 948.1	$ 900.2	5%
Supply Chain Solutions	258.3	247.6	4%	325.1	302.1	8%
Dedicated Contract Carriage	119.3	113.4	5%	121.8	119.3	2%
Eliminations	(41.9)	(40.7)	(3)%	(81.6)	(74.6)	(9)%
Total	$ 1,061.9	$ 1,019.8	4%	$ 1,313.4	$ 1,247.0	5%
Segment Net Before Tax Earnings:						
Fleet Management Solutions	$ 49.5	$ 31.9	55%			
Supply Chain Solutions	12.3	11.7	5%			
Dedicated Contract Carriage	6.5	6.9	(6)%			
Eliminations	(4.8)	(4.9)	2%			
	63.6	45.7	39%			
Central Support Services (Unallocated Share)	(10.8)	(11.3)	4%			
Earnings Before Restructuring and Income Taxes [1]	52.8	34.5	53%			
Restructuring and Other Charges, Net and Other Items [2]	(3.2)	(2.7)	(18)%			
Earnings Before Income Taxes	49.6	31.8	56%			
Provision for Income Taxes	(8.1)	(8.1)	-			
Earnings from Continuing Operations	$ 41.5	$ 23.7	75%			
Comparable Earnings from Continuing Operations [1]	$ 33.8	$ 22.2	52%			
Net Earnings	$ 37.1	$ 8.2	350%			

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

(2) Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: SCS – ($3.2) in 2010, and FMS – ($0.3), and SCS – ($2.4) in 2009.

Ryder 02/03/11 Proprietary and Confidential 9

Business Segments

($ Millions)

Full Year

	2010	2009	% B/(W)	Memo: Total Revenue 2010	Memo: Total Revenue 2009	Memo: Total Revenue % B/(W)
Operating Revenue: [1]						
Fleet Management Solutions	$2,846.5	$2,817.7	1%	$3,712.2	$3,567.8	4%
Supply Chain Solutions	1,005.0	955.4	5%	1,252.3	1,139.9	10%
Dedicated Contract Carriage	468.5	456.6	3%	482.6	471.0	2%
Eliminations	(161.8)	(167.2)	3%	(310.6)	(291.4)	(7)%
Total	$4,158.2	$4,062.5	2%	$5,136.4	$4,887.3	5%
Segment Net Before Tax Earnings:						
Fleet Management Solutions	$ 172.2	$ 140.4	23%			
Supply Chain Solutions	47.1	35.7	32%			
Dedicated Contract Carriage	31.0	37.6	(18)%			
Eliminations	(19.3)	(21.1)	8%			
	231.0	192.7	20%			
Central Support Services (Unallocated Share)	(41.5)	(35.8)	(16)%			
Earnings Before Restructuring and Income Taxes [1]	189.5	156.9	21%			
Restructuring and Other Charges, Net and Other Items [2]	(3.2)	(13.1)	76%			
Earnings Before Income Taxes	186.3	143.8	30%			
Provision for Income Taxes	(61.7)	(53.7)	(15)%			
Earnings from Continuing Operations	$ 124.6	$ 90.1	38%			
Comparable Earnings from Continuing Operations [1]	$ 117.0	$ 94.6	24%			
Net Earnings	$ 118.2	$ 61.9	91%			

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: SCS – ($3.2) in 2010, and FMS – ($5.6), SCS – ($7.4), and CSS – ($0.1) in 2009.

Ryder 02/03/11 Proprietary and Confidential 10

Capital Expenditures from Continuing Operations ($ Millions) Full Year 2010 $2010 2009 O/(U) 2009 Full Service Lease $647 $548 $99 Commercial Rental 379 7 371 Operating Property and Equipment 62 56 6 Gross Capital Expenditures 1,088 611 476 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 235 216 19 Net Capital Expenditures $853 $396 $457 Memo: Acquisitions $ 212 $89 $123

Cash Flow from Continuing Operations ($ Millions) Full Year 2010 2009 Earnings $125 $90 Depreciation 834 881 Gains on Vehicle Sales, Net (29) (12) Amortization and Other Non-Cash Charges, Net 57 58 Pension Contributions (64) (131) Changes in Working Capital and Deferred Taxes 105 99 Cash Provided by Operating Activities 1,028 985 Proceeds from Sales (Primarily Revenue Earning Equipment) 235 216 Collections of Direct Finance Leases 62 65 Other, Net 3 -Total Cash Generated (1) 1,328 1,266 Capital Expenditures (2) (1,070) (652) Free Cash Flow (1)(3) $258 $614 (1) Non-GAAP financial measure; refer to Appendix Non-GAAP Financial Measures. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash.

Debt to Equity Ratio

($ Millions)



300%
250%
200%
150%
100%
50%
0%
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
275%
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
Long Term Target Midpoint(2)
Total Obligations to Equity(1)
Balance Sheet Debt to Equity

		12/31/10		12/31/09
Balance Sheet Debt	$	2,747	$	2,498
Percent To Equity		196%		175%
Total Obligations (1)	$	2,847	$	2,617
Percent To Equity (1)		203%		183%
Total Equity	$	1,404	$	1,427

Note: Includes impact of accumulated net pension related equity charge of $423 million as of 12/31/10 and $412 million as of 12/31/09.

(1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $100 million as of 12/31/10 and $119 million as of 12/31/09.

(2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating.

Ryder 02/03/11 Proprietary and Confidential 13

Contents Fourth Quarter 2010 Results Overview Asset Management Update 2011 Forecast Q & A

Global Asset Management Update (1) Units held for sale were 5,200 at quarter end; down 25% from 6,900 units held for sale in the prior year Units held for sale were up 11% from 4,700 at the end of the prior quarter The number of used vehicles sold in the fourth quarter were 4,000, down 23% compared with prior year due to lower inventory level Number of used vehicles sold were down 9% or 400 units vs. the prior quarter Proceeds per unit were up 39% for tractors and up 56% for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 13% for tractors and 4% for trucks vs. the prior quarter Vehicles no longer earning revenue were 7,200 at quarter end; down 2,600 or 27% from the prior year Vehicles no longer earning revenue were up 4% vs. the prior quarter Average fourth quarter total commercial rental fleet was up 9% year-over-year (1) Units rounded to nearest hundred.

Contents Fourth Quarter 2010 Results Overview Asset Management Update 2011 Forecast Q & A

2011 Forecast Assumptions General Moderately stronger economic and freight environment Stable interest rate environment; average interest rate will decline due to debt rollover Stable foreign exchange rates FMS Improving contractual sales and better renewal rates — resulting in organic fleet growth beginning in second half Continuing improvement in contractual miles per unit Higher rental demand leads to strong utilization, continued pricing improvement and fleet growth Higher volume of used vehicle sales with improving pricing Benefits from acquisitions Productivity improvements partially offset higher costs on older lease fleet Increased investment for fleet replacement, growth and higher new vehicle costs

2011 Forecast Assumptions SCS / DCC Revenue and earnings growth due to both organic sales and acquisitions Improved volumes in SCS Rate increases and productivity improvements offset increase in driver and equipment costs in DCC

Key Financial Statistics ($ Millions, Except Per Share Amounts) 2011 Forecast 2010% B / (W) Revenue: Operating (1) $4,600-4,650 $4,158 11-12% Fuel Services and Subcontracted Transportation 1,100-1,110 978 12-13% Total Revenue $5,700-5,760 $5,136 11-12% Earnings From Continuing Operations: Earnings Before Income Taxes $233-241 $186 25-29% Earnings $143-148 $125 14-19% Comparable Earnings Before Income Taxes (1) $235-243 $189 24-29% Comparable Earnings (1) $ 144-149 $117 23-27% Earnings Per Share (EPS) From Continuing Operations: EPS $2.77-2.87 $2.37 17-21% Comparable EPS (1) $2.80-2.90 $2.22 26-30% Memo: Average Shares (Millions) — Diluted 50.8 51.9 Tax Rate 38.7% 33.1% Comparable Tax Rate (1) 38.6% 38.3% Adjusted Return on Capital (Trailing 12 Month ) (1) 5.2% 4.8% Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding. (1) Non-GAAP financial measure; refer to Appendix Non-GAAP Financial Measures.

Business Segment Revenue 2011 Forecast Midpoint Change % vs. 2010 Fleet Management Solutions: Gross Revenue (1) 6% Contractual Revenue (2) 2% Commercial Rental Revenue 19% Operating Revenue 5% Supply Chain Solutions: Gross Revenue (3) 25% Operating Revenue 29% Dedicated Contract Carriage: Gross Revenue (3) 14% Operating Revenue 12% (1) Includes fuel revenue. (2) Includes full service lease and contract maintenance. (3) Includes subcontracted transportation revenue.

2011 Causes of EPS Change ($ Earnings Per Share) 9 0 $0.63-0.67 $2.80-2.90 8 7 6 5 4 3 $2.22 $0.10 2 1 $0.16 0 $0.11 9 $0.15-0.17 8 7 ($0.28-0.32) $0.06 6 5 ($0.20) ( $0.11) 4 3 2 1 0 9 8 7 6 5 4 3 2 1 0 (1) 2010 EPS FMS Contractual Strategic Compensation Share Acquisitions Pension Plans SCS/DCC Used Vehicle Commercial 2011 Forecast Investments Restoration Repurchase Sales & Rental EPS (made in 2010) Depreciation (1) 2010 Comparable EPS is a Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures.

Capital Expenditures, Cash Flow & Leverage ($ Millions) Full Year 2011 Forecast 2010 Full Service Lease $1,000-1,120 $647 Commercial Rental 575 379 Operating Property and Equipment 120 62 Gross Capital Expenditures 1,695-1,815 1,088 Less: Proceeds from Sales 280 235 Net Capital Expenditures $1,415-1,535 $853 Cash Provided by Operating Activities $1,090-1,160 $1,028 Total Cash Generated (1) $1,430-1,500 $1,328 Free Cash Flow (1) (2) $ (240)-(290) $258 Total Obligations to Equity (1) 202-212% 203% (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Free Cash Flow excludes acquisitions. Acquisitions totaled $212 million in 2010 and assumed to be $99 million in 2011.

EPS Forecast —Continuing Operations ($ Earnings Per Share) First Quarter Full Year 2011 EPS(1) Forecast $0.40 — 0.44 $2.80 — 2.90 2010 EPS(1) $0.24 $2.22 (1) Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures. 02/03/11 Proprietary and Confidential 23

Summary Manage through cumulative impacts of prolonged recession on lease, while driving benefits in rental, used vehicle sales and Supply Chain Solutions Improve new sales and retention rates in lease as economy recovers and through sales/marketing initiatives Leverage increased demand for commercial rental and used vehicles for improved returns Improve growth rate in SCS/DCC through new sales, improving volumes and acquisitions Continue to drive benefits from productivity initiatives to offset higher maintenance and driver costs Invest in fleet refreshment and growth which will drive future returns 02/03/11 Proprietary and Confidential 24

Q&A 02/03/11 Proprietary and Confidential 25

Appendix Return on Capital History Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Pension Expense Non-GAAP Financial Measures & Reconciliations 02/03/11 Proprietary and Confidential 26

Adjusted Return on Capital(1)History Adjusted Return on 7.7% 7.8% 7.9% 7.4% 7.3% Capital (ROC) 6.3% 6.3% 5.7% 6.9% 6.8% 6.7% 6.6% Cost of 6.5% 4.8% Capital (COC) 4.1% 5.2% 2004 2005 2006 2007 2008 2009 2010 2011 Forecast ROC O/(U) COC 0.8% 1.0% 1.2% 0.8% 0.8% (2.2)% (1.5)% (0.5)% Return on Equity 15.3% 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 10.0% (1) Calculated on a trailing 12 month basis. Non-GAAP financial measure; refer to Appendix —Non-GAAP Financial Measures. 02/03/11 Proprietary and Confidential 27

Fleet Management Solutions (FMS) ($ Millions) Fourth Quarter 2010 2009% B/(W) Full Service Lease $485.0 $493.4 (2)% Contract Maintenance 39.0 41.1 (5)% Contractual Revenue 524.0 534.6 (2)% Contract-related Maintenance 39.6 37.4 6% Commercial Rental 145.5 111.0 31% Other 17.1 16.5 4% Operating Revenue 726.3 699.5 4% Fuel Services Revenue 221.8 200.8 10% Total Revenue $948.1 $900.2 5% Segment Net Before Tax Earnings (NBT) $49.5 $31.9 55% Segment NBT as % of Total Revenue 5.2% 3.5% Segment NBT as % of Operating Revenue 6.8% 4.6% 02/03/11 Proprietary and Confidential 28

Fleet Management Solutions (FMS) ($ Millions) Full Year 2010 2009% B/(W) Full Service Lease $1,934.3 $1,989.7 (3)% Contract Maintenance 158.8 167.2 (5)% Contractual Revenue 2,093.1 2,156.9 (3)% Contract-related Maintenance 160.9 163.3 (1)% Commercial Rental 525.1 431.1 22% Other 67.4 66.5 1% Operating Revenue 2,846.5 2,817.7 1% Fuel Services Revenue 865.6 750.1 15% Total Revenue $3,712.2 $3,567.8 4% Segment Net Before Tax Earnings (NBT) $172.2 $140.4 23% Segment NBT as % of Total Revenue 4.6% 3.9% Segment NBT as % of Operating Revenue 6.0% 5.0% Adjusted Return on Capital 5.1% 4.3% 02/03/11 Proprietary and Confidential 29

Supply Chain Solutions (SCS) ($ Millions) Fourth Quarter 2010 2009% B/(W) Automotive $114.3 $109.3 5% High-Tech 59.3 52.9 12% Retail & CPG 46.0 44.3 4% Industrial & Other 38.7 41.1 (6)% Operating Revenue 258.3 247.6 4% Subcontracted Transportation 66.8 54.5 23% Total Revenue $325.1 $302.1 8% Segment Net Before Tax Earnings (NBT) $12.3 $11.7 5% Segment NBT as % of Total Revenue 3.8% 3.9% Segment NBT as % of Operating Revenue 4.8% 4.7% Memo: Fuel Costs $21.0 $18.4 (14)% 02/03/11 Proprietary and Confidential 30

Supply Chain Solutions (SCS) ($ Millions) Full Year 2010 2009% B/(W) Automotive $449.2 $409.9 10% High-Tech 220.5 209.9 5% Retail & CPG 177.8 167.1 6% Industrial & Other 157.5 168.6 (7)% Operating Revenue 1,005.0 955.4 5% Subcontracted Transportation 247.3 184.5 34% Total Revenue $1,252.3 $1,139.9 10% Segment Net Before Tax Earnings (NBT) $47.1 $35.7 32% Segment NBT as % of Total Revenue 3.8% 3.1% Segment NBT as % of Operating Revenue 4.7% 3.7% Adjusted Return on Capital 12.9% 10.3% Memo: Fuel Costs $78.8 $64.9 (21)% 02/03/11 Proprietary and Confidential 31

Supply Chain Solutions (SCS) ($ Millions) Global Historical Information Full Year Full Year 2008 1Q09 2Q09 3Q09 4Q09 2009 Automotive $616.5 $95.0 $98.1 $107.5 $109.3 $409.9 High-Tech 229.9 52.2 53.0 51.8 52.9 209.9 Retail & CPG 167.9 40.2 40.4 42.2 44.3 167.1 Industrial & Other 193.3 41.1 42.0 44.4 41.1 168.6 Operating Revenue 1,207.6 228.4 233.6 245.9 247.6 955.4 Subcontracted Transportation 222.1 38.9 42.3 48.8 54.5 184.5 Total Revenue $1,429.7 $267.3 $275.9 $294.7 $302.1 $1,139.9 Segment Net Before Tax Earnings (NBT) $57.0 $1.5 $6.2 $16.2 $11.7 $35.7 Segment NBT as % of Total Revenue 4.0% 0.6% 2.3% 5.5% 3.9% 3.1% Segment NBT as % of Operating Revenue 4.7% 0.7% 2.7% 6.6% 4.7% 3.7% Memo: Fuel Costs $136.4 $14.3 $15.1 $17.1 $18.4 $64.9 02/03/11 Proprietary and Confidential 32

Supply Chain Solutions (SCS) ($ Millions) Global Historical Information Full Year 1Q10 2Q10 3Q10 4Q10 2010 Automotive $106.7 $113.3 $114.8 $114.3 $449.2 High-Tech 51.4 52.8 57.0 59.3 220.5 Retail & CPG 41.8 44.2 45.8 46.0 177.8 Industrial & Other 38.2 39.6 40.9 38.7 157.5 Operating Revenue 238.2 249.9 258.5 258.3 1,005.0 Subcontracted Transportation 56.0 60.2 64.3 66.8 247.3 Total Revenue $294.2 $310.1 $322.9 $325.1 $1,252.3 Segment Net Before Tax Earnings (NBT) $7.0 $12.6 $15.2 $12.3 $47.1 Segment NBT as % of Total Revenue 2.4% 4.1% 4.7% 3.8% 3.8% Segment NBT as % of Operating Revenue 2.9% 5.0% 5.9% 4.8% 4.7% Memo: Fuel Costs $18.5 $19.9 $19.4 $21.0 $78.8 02/03/11 Proprietary and Confidential 33

Dedicated Contract Carriage (DCC) ($ Millions) Fourth Quarter 2010 2009% B/(W) Operating Revenue $119.3 $113.4 5% Subcontracted Transportation 2.6 5.8 (56)% Total Revenue $121.8 $119.3 2% Segment Net Before Tax Earnings (NBT) $6.5 $6.9 (6)% Segment NBT as % of Total Revenue 5.3% 5.8% Segment NBT as % of Operating Revenue 5.5% 6.1% Memo: Fuel Costs $22.3 $18.6 (20)% 02/03/11 Proprietary and Confidential 34

Dedicated Contract Carriage (DCC) ($ Millions) Full Year 2010 2009% B/(W) Operating Revenue $468.5 $456.6 3% Subcontracted Transportation 14.0 14.4 (2)% Total Revenue $482.6 $471.0 2% Segment Net Before Tax Earnings (NBT) $31.0 $37.6 (18)% Segment NBT as % of Total Revenue 6.4% 8.0% Segment NBT as % of Operating Revenue 6.6% 8.2% Adjusted Return on Capital 20.4% 19.3% Memo: Fuel Costs $83.9 $69.9 (20)% 02/03/11 Proprietary and Confidential 35

Central Support Services (CSS) ($ Millions) Fourth Quarter 2010 2009% B/(W) Allocated CSS Costs $37.2 $34.3 (8)% Unallocated CSS Costs 10.8 11.3 4% Total CSS Costs $48.0 $45.6 (5)% 02/03/11 Proprietary and Confidential 36

Central Support Services (CSS) ($ Millions) Full Year 2010 2009% B/(W) Allocated CSS Costs $142.2 $131.7 (8)% Unallocated CSS Costs 41.5 35.8 (16)% Total CSS Costs $183.7 $167.6 (10)% 02/03/11 Proprietary and Confidential 37

Balance Sheet ($ Millions) December 31, December 31, 2010 2009 Cash and Cash Equivalents $213 $99 Other Current Assets 810 782 Revenue Earning Equipment, Net 4,201 4,179 Operating Property and Equipment, Net 607 544 Other Assets 821 657 Total Assets $6,652 $6,260 Short-Term Debt / Current Portion Long-Term Debt $420 $233 Other Current Liabilities 711 618 Long-Term Debt 2,327 2,265 Other Non-Current Liabilities (including Deferred Income Taxes) 1,790 1,717 Shareholders’ Equity 1,404 1,427 Total Liabilities and Shareholders’ Equity $6,652 $6,260 02/03/11 Proprietary and Confidential 38

U.S. Asset Management Update (a) Number of Units FY05 FY06 FY07 FY08 FY09 FY10 10,000 9,060 9,000 8,000 7,537 7,000 6,096 6,000 5,168 4,809 4,793 5,000 4,698 4,698 4,363 4,350 4,243 4,016 4,103 3,824 3,980 3,929 4,000 3,469 3,636 3,000 1,866 1,859 2,000 1,606 1,586 1,234 901 1,000 0 Redeployments Extensions Early Terminations(b) (c) Early Replacements(c) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting 02/03/11 Proprietary and Confidential 39

Financial Indicators Forecast (1)

Total Cash Generated (2) (3)



$1,054
$835
$949
$1,091
$1,381
$1,179
$1,252
$1,684
$1,571
$1,266
$1,328
$1,465
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 Forecast

Gross Capital Expenditures (3)

($ Millions)



Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,755
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 Forecast

Memo: Free Cash Flow (2) (3)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011 Forecast
(242)	131	367	357	289	(208)(4)	(439)	380	341	614	258	(265)

Total Obligations to Equity Ratio (2)



Total Obligations to Equity
Balance Sheet Debt to Equity
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
207%
275%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 Forecast
Long Term Target Midpoint

- **Significant and predictable cash generation**
- **Invest in growth (organic, acquisitions)**
- **Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity**

(1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(3) 2000-2004 not restated for discontinued operations.
(4) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.

Ryder 02/03/11 Proprietary and Confidential 40

Pension Expense ($ Millions) 2010 Pension Expense $42 Higher than Assumed Return on Assets in 2010 (7) Benefit of 2010 Voluntary Pension Contributions (4) Benefit of 2010 Plan Freeze (3) Discount Rate 3 Lower Expected Return Assumption 1 Other 1 2011 Estimated Pension Expense $33 02/03/11 Proprietary and Confidential 41

Non-GAAP Financial Measures This presentation -GAAP financial measures” as defined by includes “non rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Reconciliation & Additional Information Non-GAAP Financial Measure Comparable GAAP Measure Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7,8,19 Earnings Before Restructuring and Income Taxes Earnings before income taxes from Continuing Business Segments 9-10 Operations Comparable Earnings / EPS from Continuing Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations 43 Operations Reconciliation Comparable NBT / Tax Rate NBT / Tax Rate NBT and Tax Rate from Continuing Operations 44-45 Reconciliation Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 46-49 Segment Adjusted Return on Capital Reconciliation Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 52-53 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio 13 Debt to Equity Reconciliation 50-51 FMS / SCS / DCC Operating Revenue and Segment FMS / SCS / DCC Total Revenue and Segment Fleet Management Solutions / Supply Chain 28-35 NBT as % of Operating Revenue NBT as % of Total Revenue Solutions / Dedicated Contract Carriage 02/03/11 Proprietary and Confidential 42

Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 4Q10 — 4Q10 — 4Q09 — 4Q09 -Earnings EPS Earnings EPS Reported $41.4 $0.80 $23.7 $0.43 Int’l Asset(Gain on Sale)/Impairment (0.9) (0.02) 2.4 0.05 Tax Benefits (10.8) (0.21) — -Tax Law Changes - — (4.1) (0.07) Acquisition Costs 4.1 0.08 — -Restructuring Charges — - 0.2 -Comparable $33.8 $0.65 $22.2 $0.41 FY10 — FY10 — FY09 — FY09 -Earnings EPS Earnings EPS Reported $124.6 $2.37 $90.1 $1.62 Int’l Asset(Gain on Sale)/Impairment (0.9) (0.02) 6.7 0.12 Tax Benefits (10.8) (0.21) (2.2) (0.04) Tax Law Changes — - (4.1) (0.07) Acquisition Costs 4.1 0.08 — -Restructuring Charges — - 4.2 0.07 Comparable $117.0 $2.22 $94.6 $1.70 02/03/11 Proprietary and Confidential 43

NBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 4Q10 — 4Q10 — 4Q10 -NBT Tax Tax Rate Reported $49.6 $8.1 16.4% Gain on Sale of Building (0.9) -Tax Benefits — 10.8 Acquisition Costs 4.1 -Comparable $52.7 $18.9 35.9% FY10 — FY10 — FY10 -NBT Tax Tax Rate Reported $186.3 $61.7 33.1% Gain on Sale of Building (0.9) -Tax Benefits — 10.8 Acquisition Costs 4.1 -Comparable $189.4 $72.6 38.3% 02/03/11 Proprietary and Confidential 44

NBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 4Q09 — 4Q09 — 4Q09 -NBT Tax Tax Rate Reported $31.8 $8.1 25.6% Int’l Asset Impairment 2.4 -Tax Law Changes — 4.1 Restructuring Charges 0.3 0.1 Comparable $34.5 $12.3 35.5% FY09 — FY09 - FY09 -NBT Tax Tax Rate Reported $143.8 $53.7 37.3% Int’l Asset Impairment 6.7 -Reversal of Tax Reserves — 2.2 Tax Law Changes — 4.1 Restructuring Charges 6.4 2.2 Comparable $156.9 $62.2 39.7% 02/03/11 Proprietary and Confidential 45

Adjusted Return on Capital Reconciliation

($ Millions)

	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08
Net Earnings [(1)]	$ 216	$ 227	$ 249	$ 254	$ 200
Change in Accounting Principle	-	2	-	-	-
Restructuring and Other Charges, Net and Other Items	(24)	(2)	-	1	70
Income Taxes	115	129	144	152	150
Adjusted Earnings Before Income Taxes	307	357	393	407	420
Adjusted Interest Expense [(2)]	106	127	149	169	165
Adjusted Income Taxes [(3)]	(156)	(186)	(207)	(220)	(230)
Adjusted Net Earnings	$ 257	$ 298	$ 332	$ 256	$ 355
Average Total Debt	$ 1,811	$ 2,148	$ 2,480	$ 2,848	$ 2,882
Average Off-Balance Sheet Debt	152	148	99	150	171
Average Adjusted Total Shareholders' Equity	1,412	1,555	1,610	1,791	1,778
Average Adjustments to Shareholders' Equity [(4)]	(16)	(5)	(5)	1	10
Adjusted Average Total Capital	$ 3,359	$ 3,846	$ 4,184	$ 4,789	$ 4,841
Adjusted Return on Capital [(5)]	7.7%	7.8%	7.9%	7.4%	7.3%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes implied interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) Represents comparable earnings items for those periods.
(5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business.

Ryder 02/03/11 Proprietary and Confidential 46

Adjusted Return on Capital Reconciliation ($ Millions) 12/31/09 12/31/10 Net Earnings (1) $62 $118 Restructuring and Other Charges, Net and Other Items 30 6 Income Taxes 54 61 Adjusted Earnings Before Income Taxes 146 185 Adjusted Interest Expense (2) 150 133 Adjusted Income Taxes (3) (122) (124) Adjusted Net Earnings $174 $194 Average Total Debt $2,692 $2,512 Average Off-Balance Sheet Debt 142 114 Average Adjusted Total Shareholders’ Equity 1,396 1,402 Average Adjustments to Shareholders’ Equity (4) 16 2 Adjusted Average Total Capital $4,245 $4,030 Adjusted Return on Capital (5) 4.1% 4.8% (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. 02/03/11 Proprietary and Confidential 47

Segment Adjusted Return on Capital Reconciliation ($ Millions) 2010 FMS SCS DCC Net Earnings (1) $118 $26 $19 Restructuring and Other Charges, Net and Other Items — 3 -Income Taxes 54 18 12 Adjusted Earnings Before Income Taxes 172 47 31 Adjusted Interest Expense (2) 134 5 2 Adjusted Income Taxes (3) (103) (20) (14) Adjusted Net Earnings $203 $32 $19 Average Total Debt $2,565 $52 $ (52) Average Off-Balance Sheet Debt 111 81 116 Average Adjusted Total Shareholders’ Equity 1,283 115 30 Average Adjustments to Shareholders’ Equity (4) — 1 -Adjusted Average Total Capital $3,959 $249 $94 Adjusted Return on Capital (5) 5.1% 12.9% 20.4% (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. 02/03/11 Proprietary and Confidential 48

Segment Adjusted Return on Capital Reconciliation ($ Millions) 2009 FMS SCS DCC Net Earnings (1) $88 $14 $23 Restructuring and Other Charges, Net and Other Items 6 8 -Income Taxes 46 14 15 Adjusted Earnings Before Income Taxes 140 36 38 Adjusted Interest Expense (2) 148 6 2 Adjusted Income Taxes (3) (109) (17) (17) Adjusted Net Earnings $179 $25 $23 Average Total Debt $2,716 $49 $ (35) Average Off-Balance Sheet Debt 141 86 110 Average Adjusted Total Shareholders’ Equity 1,320 97 44 Average Adjustments to Shareholders’ Equity (4) — 7 -Adjusted Average Total Capital $4,177 $239 $119 Adjusted Return on Capital (5) 4.3% 10.3% 19.3% (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. 02/03/11 Proprietary and Confidential 49

Debt to Equity Reconciliation ($ Millions) % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 — - — - — - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 — - — - — Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. 02/03/11 Proprietary and Confidential 50

Debt to Equity Reconciliation ($ Millions) % to % to % to 12/31/08 Equity 12/31/09 Equity 12/31/10 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% Receivables Sold — - — PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 Total Obligations $3,026 225% $2,617 183% $2,847 203% Note: Amounts may not recalculate due to rounding. 02/03/11 Proprietary and Confidential 51

Cash Flow Reconciliation

($ Millions)

	12/31/00 [4]	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Cash Provided by Operating Activities	$ 1,023	$ 365	$ 617	$ 803	$ 867	$ 776	$ 852	$ 1,097	$ 1,248	$ 985
Less: Changes in Bal. of Trade Rec. Sold	(270)	235	110	-	-	-	-	-	-	-
Collections of Direct Finance Leases	67	66	66	61	64	69	65	62	61	65
Proceeds from Sale (Prim. Rev. Earn. Equip.)	230	173	152	210	331	333	332	373	262	216
Proceeds from Sale & Leaseback of Assets	-	-	-	13	118	-	-	150	-	-
Other Investing, Net	4	(4)	4	4	1	-	2	2	-	-
Total Cash Generated [1][5]	1,054	835	949	1,091	1,381	1,179	1,252	1,684	1,571	1,266
Capital Expenditures [2][5]	(1,296)	(704)	(582)	(734)	(1,092)	(1,387)	(1,691)	(1,304)	(1,230)	(652)
Free Cash Flow [3][5][6]	$ (242)	$ 131	$ 367	$ 357	$ 289	$ (208)	$ (439)	$ 380	$ 341	$ 614
Memo:										
Depreciation Expense	$ 580	$ 545	$ 552	$ 625	$ 706	$ 735	$ 739	$ 811	$ 836	$ 881
Gains on Vehicle Sales, Net	$ 19	$ 12	$ 14	$ 16	$ 35	$ 47	$ 51	$ 44	$ 39	$ 12

(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows.

(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.

(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance.

(4) Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

(5) Amounts have not been recasted for discontinued operations.

(6) Free Cash Flow excludes acquisitions and changes in restricted cash.

Ryder 02/03/11 Proprietary and Confidential 52

Cash Flow Reconciliation ($ Millions) 12/31/10 Cash Provided by Operating Activities from Continuing Operations $1,028 Proceeds from Sales (Primarily Revenue Earning Equipment) 235 Collections of Direct Finance Leases 62 Other, Net 3 Total Cash Generated (1) 1,328 Capital Expenditures (2) (1,070) Free Cash Flow (3)(4) $258 Memo: Depreciation Expense $834 Gains on Vehicle Sales, Net $29 (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Free Cash Flow excludes acquisitions and changes in restricted cash. 02/03/11 Proprietary and Confidential 53

RYDER